UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 14, 2017
 Date of Report (Date of earliest event reported)

IPG PHOTONICS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33155 (Commission File No.)	04-3444218 (IRS Employer Identification No.)

50 Old Webster Road
Oxford, Massachusetts 01540
(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (508) 373-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On February 14, 2017, IPG Photonics Corporation (the "Company") announced its financial results for the fourth quarter ended December 31, 2016. The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information on this Current Report on Form 8-K (including Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
The Board of Directors of IPG Photonics Corporation (the "Company") appointed Managing Director, IPG Laser GmbH and Senior Vice President, Europe and member of the Company's Board of Directors Eugene Scherbakov, Ph.D. to serve in the newly created position of Chief Operating Officer, effective February 14, 2017. Dr. Scherbakov will continue to report to Dr. Valentin Gapontsev, IPG Photonics’ Chairman and Chief Executive Officer.
Dr. Scherbakov, age 69, has served as Managing Director of IPG Laser GmbH, IPG's German subsidiary, since August 2000 and Senior Vice President, Europe since February 2013. Before he was Technical Director of IPG Laser GmbH from 1995 to August 2000. From 1983 to 1995, Dr. Scherbakov was a senior scientist in nonlinear and fiber optics and head of the optical communications laboratory at the General Physics Institute, Russian Academy of Science in Moscow.
A copy of the press release is being furnished as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference in its entirety.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
Exhibit 99.1 relating to Item 2.02 shall be deemed to be furnished, and not filed:

99.1	Press Release issued by IPG Photonics Corporation on February 14, 2017 announcing its financial results for the fourth quarter ended December 31, 2016.
99.2	Press Release issued by IPG Photonics Corporation on February 14, 2017 announcing appointment of Dr. Eugene Scherbakov as Chief Operating Officer.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned thereunto duly authorized.

IPG PHOTONICS CORPORATION

February 14, 2017	By:	/s/ Timothy P.V. Mammen
Timothy P.V. Mammen
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

99.1	Press Release issued by IPG Photonics Corporation on February 14, 2017 announcing its financial results for the fourth quarter ended December 31, 2016.
99.2	Press Release issued by IPG Photonics Corporation on February 14, 2017 announcing appointment of Dr. Eugene Scherbakov as Chief Operating Officer.